UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin		53051
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02

Unregistered Sale of Equity Securities.

Effective April 18, 2019, in connection with its entry into a commercial agreement with Amazon.com Services, Inc. (“Amazon”) (the “Commercial Agreement”), Kohl’s Corporation (the “Company”) issued a Warrant (the “Warrant”) to Amazon NV Investment Holdings LLC, an affiliate of Amazon, to purchase up to an aggregate of 1,747,441 shares (the “Warrant Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”).  The Warrant vests with respect to 349,489 Warrant Shares on January 15, 2020 and with respect to 349,488 Warrant Shares on each of the first, second, third, and fourth anniversaries of such date, provided that any unvested portion of the Warrant will not vest subsequent to the termination or non-renewal of the Commercial Agreement in accordance with its terms if no substitute written returns arrangement is entered into between the parties.   Upon vesting, the Warrant Shares may be acquired at an exercise price of $69.68 subject to certain customary anti-dilution provisions.  The right to purchase Warrant Shares expires on April 18, 2026.

The issuance of the Warrant and the Warrant Shares has not been registered under the Securities Act of 1933 (the “Securities Act”) or under any state securities law. The Company believes that the transaction is exempt from registration pursuant to Section 4(a)(2) of the Securities Act.  Amazon acknowledged its intention to acquire the Warrant and Warrant Shares for investment only and not with a view toward their distribution, and appropriate legends will be affixed to the Warrant and the Warrant Shares.

The foregoing description of the Warrant is qualified in its entirety by reference to the full text of the Warrant, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01

Other Events.

On April 23, 2019, the Company issued a press release announcing the expansion of Amazon returns to all Kohl’s stores nationwide.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company anticipates the Amazon returns program will affect the Company’s results of operations to include, among other things, an impact on sales and selling, general and administrative expenses.  The Company is currently assessing the impact and intends to provide an update in connection with its first quarter earnings release.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including 2019 earnings guidance. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. Forward-looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No

Description

4.1

Warrant to Purchase Common Stock

99.1

Press Release dated April 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2019	KOHL’S CORPORATION

By: /s/ Jason J. Kelroy Jason J. Kelroy Executive Vice President, General Counsel and Secretary